UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                December 13, 1999
                Date of Report (Date of earliest event reported)


                           FOSTER WHEELER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

    New York                      1-286-2                       13-1855904
    (State Of                    (Commission                   (IRS Employer
    Incorporation)               File Number)                Identification No.)



                            Perryville Corporate Park
                              Service Road East 173
                            Clinton, N.J. 08809-4000
                     (Address of Principal Executive Office)







                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)



                                (Not Applicable)
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 5.  Other Events

         On December 13, 1999, Foster Wheeler Corporation issued a press release, a copy of which is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements:

                  None.

(b)      Pro Forma Financial Information:

                  None.

(c)      Exhibits:

                  99.1     Press Release dated December 13, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FOSTER WHEELER CORPORATION


DATE:  December 13, 1999                    By: /s/ Thomas R. O'Brien
                                                --------------------------------
                                                  Thomas R. O'Brien
                                                  General Counsel and Senior
                                                    Vice President Corporate
                                                    Affairs